Exhibit 32.1

                                  CERTIFICATION


         I, Logan Clarke, Jr., the Acting Chief Executive Officer and President of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii)  the  information   contained  in  such  Quarterly  Report  fairly
         presents, in all material respects, the financial condition and results of operations of the Company.



Date       May 16, 2005                 By:     /s/ Logan Clarke, Jr.
           ------------                         ---------------------
                                                Logan Clarke, Jr.
                                                Acting Chief Executive Officer
                                                and President

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